© Fifth Third Bank | All Rights Reserved 3Q13 Earnings Conference Call October 17, 2013 Please refer to earnings release dated October 17, 2013 for further information. Exhibit 99.2

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of
1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected;
(2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities;
(20) difficulties from the separation of or the results of operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

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Net income available to common shareholders of $421MM ($0.47 per diluted share), vs. $582MM ($0.65 per share) in
2Q13 and $354MM ($0.38 per share) in 3Q12
Credit trends remain favorable
Strong capital ratios*
3Q13 in review
Significant items in 3Q13 results
$ in MM, except per share data Net income impact
After tax EPS
impact Pre-tax After tax
Gain on sale of Vantiv shares $85 $55
Mortgage representation & warranty reserve reduction $15 $9
Valuation adjustment on Vantiv warrant $6 $4
Severance expense ($5) ($3)
Large bank assessment fee ($5) ($3)
Expense to increase litigation reserves ($30) ($19)
Total $66 $43 $0.05
— Net charge-offs of $109MM (0.49% of loans and leases) down $3MM (2 bps) vs. 2Q13; lowest net-charge-off ratio since 1Q07
— Provision expense of $51MM, up $13MM vs. 2Q13
— Loan loss allowance down $58MM sequentially; allowance to loan ratio of 1.92%
— Total nonperforming assets of $1.0B including loans held-for-sale, down $140MM, or 12%, from 2Q13; NPA ratio of 1.16%
down 16 bps from 2Q13, nonperforming loans ratio of 0.88% down 16 bps from 2Q13
— Tier 1 common ratio 9.89%**, up 46 bps sequentially, includes 37 bps benefit from conversion of Series G preferred stock; Basel III pro forma estimate of ~9.5%**
— Tier 1 risk-based capital ratio 11.15%, Total risk-based capital ratio 14.36%, Leverage ratio 10.58%
— Tangible common equity ratio** of 9.27% excluding unrealized gains/losses; 9.42% including them
— Book value per share of $15.84; tangible book value per share** of $13.09 up 3% from 2Q13 and 8% from 3Q12
— Previously announced $539MM common stock repurchase agreement settled on October 1, 2013 with an additional
4.3MM shares repurchased upon completion of the agreement
— Return on average assets of 1.35%; return on average common equity of 12.1%; return on average tangible common equity** of 14.7%
* Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
** Non-GAAP measure; see Reg. G reconciliation in appendix.
•
•
•

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Financial summary
• PPNR^ of $655 million, included $91 million in Vantiv-related gains, $30 million in charges to increase litigation reserves, and
$15 million reduction in mortgage representation and warranty reserve
• ROAA of 1.4% including Vantiv-related gains, 1.2% excluding them; ROATCE^ of 14.7% including Vantiv-related gains, 12.6%
excluding them
• 11 consecutive quarter of sequential average portfolio loan growth; EOP portfolio loan balances highest in company history
Actual
($ in millions) 3Q12 2Q13 3Q13 $ % $ %
Average Balances
Commercial loans* $46,901 $50,513 $50,771 $258 1% $3,870 8%
Consumer loans*
35,987 36,194 36,501 307 1% 514 1%
Total loans & leases* $82,888 $86,707 $87,272 $565 1% $4,384 5%
Core deposits
$81,722 $85,537 $86,921 $1,384 2% $5,199 6%
Income Statement Data
Net interest income (taxable equivalent) $907 $885 $898 $13 2% ($9) (1%)
Provision for loan and lease losses 65 64 51 (13) (20%) (14) (22%)
Noninterest income 671 1,060 721 (339) (32%) 50 7%
Noninterest expense 1,006 1,035 959 (76) (7%) (47) (5%)
Net income attributable to Bancorp $363 $591 $421 ($170) (29%) $58 16%
Net income available to common shareholders $354 $582 $421 ($161) (28%) $67 19%
Pre-provision net revenue (PPNR)^ $568 $905 $655 ($250) (28%) $87 15%
Earnings per share, diluted $0.38 0.65 0.47 ($0.18) (28%) $0.09 24%
Net interest margin 3.56% 3.33% 3.31% (2bps) (1%) (25bps) (7%)
Return on average assets 1.23% 1.94% 1.35% (59bps) (30%) 12bps 10%
Return on average common equity 10.4% 17.3% 12.1% (520bps) (30%) 170bps 15%
Return on average tangible common equity^ 12.8% 21.1% 14.7% (640bps) (31%) 190bps 14%
* Excluding loans held-for-sale
^ Non-GAAP measure; see Reg. G reconciliation in appendix.
Note: Numbers may not sum due to rounding and percentages in all of the tables in this presentation are calculated on actual dollar amounts and not the rounded dollar amounts.
Seq.
YOY
th

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Net interest income
NII and NIM (FTE)
• Net interest income up $13MM from 2Q13 and down $9MM from 3Q12
– Sequential increase due to higher balances and higher yields in investment securities, lower interest expense, and the benefit of an extra day in the quarter, partially offset by the effects of loan repricing, lower held-for-
sale loans, and the 2Q13 maturity of interest rate floors.
– Year-over-year decline reflected lower asset yields partially offset by higher average loan balances, lower long-
term debt expense, and run-off in higher-priced CDs.
• NIM declined 2 bps sequentially due to lower loan yields, the 2Q13 maturity of interest rate floors, and the impact of one extra day in the quarter, partially offset by the effects of lower funding rates and higher securities yields.
* Represents purchase accounting adjustments included in net interest income.
($MM)
Yield Analysis
3Q12 2Q13 3Q13
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans 4.08% 3.58% 3.49% (9) (59)
Commercial mortgage loans 3.76% 3.65% 3.60% (5) (16)
Commercial construction loans 2.83% 3.41% 3.71% 30 88
Commercial leases 3.62% 3.36% 3.22% (14) (40)
Residential mortgage loans 4.03% 3.91% 3.87% (4) (16)
Home equity 3.78% 3.76% 3.74% (2) (4)
Automobile loans 3.61% 3.16% 3.02% (14) (59)
Credit card 9.82% 9.97% 9.93% (4) 11
Other consumer loans and leases 49.00% 39.49% 42.84% 335 (616)
Total loans and leases 4.21% 3.89% 3.83% (6) (38)
Taxable securities 3.41% 3.09% 3.20% 11 (21)
Tax exempt securities 3.29% 5.01% 5.08% 7 179
Other short-term investments 0.25% 0.24% 0.26% 2 1
Total interest-earning assets
4.03% 3.73% 3.68% (5) (35)
Total interest-bearing liabilities 0.67% 0.57% 0.54% (3) (13)
Net interest spread 3.36% 3.16% 3.14% (2) (22)
3.56%
3.49%
3.42%
3.33%
3.31%
$450
$550
$650
$750
$850
$950
2.0%
2.5%
3.0%
3.5%
4.0%
3Q12 4Q12 1Q13 2Q13 3Q13
Net Interest Income (right axis) PAA* NIM
$907
$903
$893
$885
$898

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Balance sheet
• C&I loans up 1% sequentially and 15% from 3Q12
– Commercial line utilization 30%; potential source
of future growth
• CRE loans down 3% sequentially and 12% from 3Q12
– Commercial construction balances up $100MM+
year-to-date
• Consumer loans up 1% sequentially and year-over-
year
• Lower production reduced average warehoused
residential mortgage loans held-for-sale to $1.8B in
3Q13 versus $2.7B in 2Q13
• Core deposit to loan ratio of 100%
– DDAs up 3% sequentially and up 13% from 3Q12
– Consumer average transaction deposits down 1%
sequentially and up 5% year-over-year
– Commercial average transaction deposits up 6%
sequentially and up 10% year-over-year
Average loan growth ($B)^
Average core deposit growth ($B)
87
86
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding
83
82
84
85
86
87
87
47
48
50 51
51
36
36
36
36 37
3Q12 4Q12 1Q13 2Q13 3Q13
Commercial Loans
Consumer Loans
84
27
29
29
30
31
49
50 51
51
51
6
5
5
5
5
3Q12 4Q12 1Q13 2Q13 3Q13
Demand IBT/Savings/MMDA Consumer CD/Core foreign

• Short-term wholesale borrowings represent only 2%
of total funding

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Noninterest income
• 3Q13 results included an $85MM gain on the sale of Vantiv shares, a $6MM positive valuation adjustment on the Vantiv warrant, and a $2MM negative valuation on the Visa total return swap.
• 2Q13 results included a $242MM gain on the sale of Vantiv shares, a $76MM positive valuation adjustment on the Vantiv warrant, a $10MM benefit from a settlement related to a previously surrendered BOLI policy, and a $5MM negative valuation on the Visa total return swap.
• Credit costs recorded in noninterest income:
Noninterest income
Note: Numbers may not sum due to rounding
Actual
($ in millions) 3Q12 2Q13 3Q13
Gain / (loss) on sale of loans
$2
($0) $-
Commercial loans HFS FV adjustment (3) (1) 0
Gain / (loss) on sale of OREO properties (11) (5) (5)
Mortgage repurchase costs (2) (1) 0
Total credit-related revenue impact ($14) ($6) ($5)
Actual Seq. YOY
3Q12 2Q13 3Q13 $ % $ %
($ in millions)
Service charges on deposits $128 $136 $140 $4 3% 12 10%
Corporate banking revenue 101 106 102 (4) (4%) 1 1%
Mortgage banking net revenue 200 233 121 (112) (48%) (79) (40%)
Investment advisory revenue 92 98 97 (1) (2%) 5 6%
Card and processing revenue 65 67 69 2 2% 4 6%
Other noninterest income 78 414 185 (229) (55%) 107 NM
Securities gains, net 2 - 2 2 NM - 56%
Securities gains, net -
5 6 5 (1)            - 5% non-qualifying hedges on MSRs
Total noninterest income $671
$1,060  $721 ($339) (32%) $50 7%
(12%)

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Noninterest expense
Noninterest expense
• 3Q13 results included $30MM in charges to increase litigation reserves, $5MM in severance expense, $5MM in large bank assessment fees, and a $4MM seasonal pension settlement charge. Results also included a $15MM reduction in the mortgage representation and warranty reserve.
• 2Q13 results included $51MM in charges to increase litigation reserves and $1MM in severance expense. Results also included $9MM of charges to increase the mortgage representation and warranty reserve.
• Credit costs recorded in noninterest expense:
Note: Numbers may not sum due to rounding
Actual
Seq. YOY
3Q12
2Q13 3Q13 $ % $ %
($ in millions)
Salaries, wages and incentives $399
$404 $389
($15) (4%) (10) (2%)
Employee benefits
79
83 83
- - 4
Net occupancy expense 76 76 75
(1) (2%) (1)  (1%)
Technology and communications 49
50 52
2         5% 3 6%
Equipment expense 28
28 29
1 6% 1 5%
Card and processing expense 30
33 33
- (2%) 3 9%
Other noninterest expense 345
361 298
(63)     (18%) (47) (14%)
Total noninterest expense $1,006 $1,035 $959 ($76) (7%) ($47) (5%)
Actual
($ in millions) 3Q12 2Q13 3Q13
Mortgage repurchase expense $36 $20 ($4)
Provision for unfunded commitments (2) (2) 1
Derivative valuation adjustments (2) 0           -
OREO expense 6 3 5
Other problem asset related expenses 21 14 14
Total credit-related operating expenses $59 $35 $16
4%

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($ in millions) 3Q12 4Q12 1Q13 2Q13 3Q13
Income before income taxes (U.S. GAAP) (a) $503 $540 $591 $841 $605
Add: Provision expense (U.S. GAAP) (b) 65 76 62 64 51
PPNR (a) + (b) $568 $616 $653 $905 $655
Adjustments to remove (benefit) / detriment^:
In noninterest income:
Gain from sales of Vantiv shares - (157) - (242) (85)
Valuation of 2009 Visa total return swap 1 15 7 5 2
Vantiv warrant & puts 16 19 (34) (76) (6)
Sale of certain Fifth Third funds (13) - (7) - -
BOLI settlement - - - (10) -
Securities (gains) / losses (2) (2) (17) - (2)
In noninterest expense:
Debt extinguishment (gains) / losses 26 134 - - -
Severance expense 2 3 3 1 5
Sale of certain Fifth Third funds 2 - - - -
Large bank assessment fees - - - - 5
Gain on sale of affordable housing (5) - (9) (2) (1)
Litigation reserve additions 5 13 9 51 30
Adjusted PPNR $600 $640 $605 $632 $603
Credit-related items^^:
In noninterest income 14 13 10 6 5
In noninterest expense 59 68 24 35 16
Credit-adjusted PPNR** $673 $721 $639 $673 $624
Pre-tax pre-provision earnings*
PPNR trend
• PPNR of $655MM down 28% from 2Q13 levels and
up 15% from prior year
• Adjusted PPNR of $603MM, down 5% sequentially
and up 1% from prior year
PPNR reconciliation
Efficiency ratio
64%
53%
59% 60% 60% 61%
3Q12 2Q13 3Q13
Efficiency Ratio Adjusted #
600
640
605
632
603
14
13
10
6
5
59
68
24
35
16
$0
$100
$200
$300
$400
$500
$600
$700
$800
3Q12 4Q12 1Q13 2Q13 3Q13
Noninterest Expense Credit Items Fee Income Credit Items Adjusted
PPNR     $568              $616              $653               $905              $655
* Non-GAAP measure; see Reg. G reconciliation in appendix.
** There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
^ Prior quarters include similar adjustments.
^^ See Slide 7 and Slide 8 for detailed breakout of credit-related items.
# 3Q13 also included a $15 million reduction in the mortgage representation and warranty reserve; 2Q13, and 3Q12 also included mortgage repurchase reserve builds of $9 million and $24 million, respectively related to additional guidance received from Freddie Mac. These impacts are reflected in “Credit-related items in noninterest expense” listed above.

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Net charge-offs
Net charge-offs by loan type
Net charge-offs by geography
$112
Net charge-offs ($MM)
$109
$156
$MM %
Commercial $44 41%
Consumer $65 59%
Total   $109 100%
$147
Year-over-year charge-offs down significantly due to improving credit trends
$MM %
Florida $18 17%
Michigan 12
11%
Subtotal $30 28%
Other 79         72%
Total $109 100%
Actual
Seq. YOY
($ in millions) 3Q12 2Q13 3Q13 $ % $ %
C&I
$29 $33 $44 $11 33% $15 52%
Commercial mortgage
28 10 2 (8) (80%) (26) (93%)
Commercial construction
4 - (2)  (2) NM (6)   (150%)
Commercial lease
1 2 - (2) (100%) (1) (100%)
Commercial
$62 $45 $44 ($1) (2%) ($18) (29%)
Residential mortgage loans
26 15 12 (3) (14) (54%)
Home equity
37 23 19 (4) (17%) (18) (49%)
Automobile
7 5 6 1 20% (1) (14%)
Credit card
18 19 19 - NM 1 6%
Other consumer
6 5 9 4  (80%) 3 50%
Consumer
$94 $67 $65 ($2) (3%) ($29) (31%)
Total net charge-offs
$156 $112 $109 ($3) (2%) ($47) (31%)
NCO ratio
0.75%
0.70%
0.63% 0.51% 0.49%
Note: Numbers may not sum due to rounding.
$133
62
56
54
45
44
94
91
79
67
65
$0
$25
$50
$75
$100
$125
$150
$175
3Q12 4Q12 1Q13 2Q13 3Q13
Commercial Consumer
C&I / Lease
40%
CRE
1%
Residential
mortgage
11%
Home
equity
17%
Auto
5%
Card
18%
Other
consumer
8%
MI
11%
OH
21%
IN
4%
IL
9%
KY
5%
Other /
National
30%
TN 2%
NC 1%
FL
17%
(20%)

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Nonperforming assets
• NPAs of $1.0B excluding held-for-sale down
30% year-over-year
• Commercial NPAs of $680MM, down 33% from
the previous year
– Homebuilder / developer NPAs of
$53MM; represent 8% of total
commercial NPAs
• Consumer NPAs of $334MM, down 22% from
the previous year
• NPAs in held-for-sale of $11MM
C&I / Lease
$322MM, 32%
CRE
$358MM, 35%
Residential Mortgage
$292MM, 29%
Other Consumer
$42MM, 4%
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
NPAs exclude loans held-for-sale.
Nonperforming assets ($MM)
$1,210
$1,150
Nonperforming assets continue to improve
$1,014
$1,446
$1,286
1,017
883
828
794
680
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
3Q12 4Q12 1Q13 2Q13 3Q13
Commercial Consumer
7%
11%
2%
25%
14%
<1%
34%
7%
24%
20%
5%
8%
6%
3%
4%
2%
28%
12%
18%
4%
14%
5%
3%
8%
36%
16%
29%
9%
9%
9%
3%
20%
5%
429
403
382
356
334
NPA ratio
1.16% 1.32% 1.41%
1.49%
1.73%

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NPL Rollforward
Significant improvement in NPL inflows over past year
Note: Numbers may not sum due to rounding
NPL HFI Rollforward
Commercial
3Q12 4Q12 1Q13 2Q13 3Q13
983 806 697 639 623
Transfers to nonperforming 120 68 80 151 71
Transfers to performing (17) (4) (1) (6) (1)
Transfers to performing (restructured) (20) (5) (4) (7) (2)
Transfers to held-for-sale (7) - (1) (2) -
Loans sold from portfolio (18) (6) (3) (2) (14)
Loan paydowns/payoffs (159) (89) (53) (80) (101)
Transfers to other real estate owned (35) (22) (27) (28) (14)
Charge-offs (62) (55) (54) (45) (44)
Draws/other extensions of credit 21 4 5 3 3
806 697 639 623 521
Consumer
3Q12 4Q12 1Q13 2Q13 3Q13
359 347 332 314 286
Transfers to nonperforming 161 146 124 116 95
Transfers to performing (29) (28) (26) (31) (30)
Transfers to performing (restructured) (37) (34) (29) (28) (24)
Transfers to held-for-sale - - - - -
Loans sold from portfolio - - - - -
Loan paydowns/payoffs (38) (36) (27) (33) (39)
Transfers to OREO/other repossessed property (17) (18) (17) (21) (28)
Charge-offs (53) (47) (46) (30) (13)
Draws/other extensions of credit 1 1 1 (1)
347 332 312 286 248
Total NPL 1,153 1,029 951 909 769
Total new nonaccrual loans - HFI 281 214 204 267 166
Beginning NPL amount
Ending Commercial NPL
Beginning NPL amount
Ending Consumer NPL
1

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Strong reserve position
Peer median includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF,STI, USB, WFC, and ZION
Source: SNL and company reports. NPAs / NPLs exclude held-for-sale portion for all banks as well as covered assets for BBT, USB, and ZION
3Q13 coverage ratios strong
relative to peers (2Q13)
Industry leading reserve levels
Fifth Third
(3Q13)
Peer Median
(2Q13)
$156 $147 $133 $112 $109
($91)
($71) ($71)
($48)
($58)
2.32%
2.16%
2.08%
1.99%
1.92%
($150)
($100)
($50)
$0
$50
$100
$150
$200
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
3Q12 4Q12 1Q13 2Q13 3Q13
Net Charge-offs Change in ALLL Reserves
134%
Reserves / NPLs
129%
Reserves / NPAs
311%
Reserves / Annualized NCOs
218%
165%
389%

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Mortgage repurchase overview
3Q13 balances of outstanding claims decreased 7.5% from
2Q13
Virtually all sold loans and the majority of new claims relate to agencies
— 99% of outstanding balance of loans sold
— 92% of current quarter outstanding claims
Approximately 88% of outstanding balances of the serviced for others portfolio relates to origination activity in 2009 and later
Private claims and exposure relate to whole loan sales (no
outstanding first mortgage securitizations)
— Preponderance of private sales prior to 2006
Repurchase Reserves* ($ in millions)
Outstanding Counterparty Claims ($ in millions)
3Q12 4Q12 1Q13 2Q13 3Q13
Beginning balance $75 $99 $131 $133 $139
Net reserve additions    39 47 22 20 (4)
Repurchase losses (15) (15) (20) (14) (13)
Ending balance $99 $131 $133 $139 $121
* Includes representation and warranty reserve ($103MM) and reserve for loans sold with recourse ($18MM)
Note: Numbers may not sum due to rounding
% Current           29%           19%           26%           27%           38%
Outstanding Balance of Sold Loans ($ in millions)
Fannie Freddie GNMA Private Total
2003 and Prior $387 $1,704 $122 $132 $2,345
2004 162 623 23 97 906
2005 148 736 32 98 1,014
2006 198 580 29 158 965
8%
2007 291 962 38 134 1,425
2008 357 707 281 - 1,346
2009 901 4,356 2,273 1 7,529
2010 2,167 4,921 2,189 - 9,278
2011 2,831 5,270 1,777 - 9,878
2012 5,144 9,815 4,261 49 19,269
2013 3,299 6,397 5,049 286 15,031
Grand Total $15,886 $36,072 $16,073 $956 $68,987
1.4%
55
48
42
47
45
19
19
5
6
4
$73
$66
$47
$53
$49
$-
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
3Q12 4Q12 1Q13 2Q13 3Q13
Agencies Private Total Claims
2004-2008 vintages account for ~84% of total life to date losses of
$440MM from sold portfolio
$18MM decrease in repurchase reserves resulting from
improvements in the underlying repurchase metrics

© Fifth Third Bank | All Rights Reserved
Strong capital position
* Non-GAAP measure; See Reg. G reconciliation in appendix.
** Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
^ Tangible common equity ratio excluding (dark blue) and including (light blue) unrealized securities gains / losses after-tax
Current period regulatory capital data ratios are estimated.
Capital ratios remained strong during the quarter
Tangible common equity ratio^*
Tier I risk-based capital ratio Total risk-based capital ratio
Tier 1 common equity*
Including securities gains/losses
9.1%
8.8%
9.0%
8.8%
9.3%
9.5%
9.1%
9.3%
8.9%
9.4%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
3Q12 4Q12 1Q13 2Q13 3Q13
10.9%
10.7% 10.8%
11.1% 11.2%
0%
2%
4%
6%
8%
10%
12%
14%
3Q12 4Q12 1Q13 2Q13 3Q13
14.8%
14.4% 14.4% 14.3% 14.4%
0%
2%
4%
6%
8%
10%
12%
14%
16%
3Q12 4Q12 1Q13 2Q13 3Q13
9.7%
9.5%
9.7%
9.4%
9.9%
0%
2%
4%
6%
8%
10%
3Q12 4Q12 1Q13 2Q13 3Q13
Basel III
Est.
9.1%**
Basel III
Est.
9.5%**

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Balance Sheet:
Average loans & leases (excl. HFS)
Average transaction deposits
Income Statement:
Net interest income*
Net interest margin*
Noninterest income
#
Noninterest expense
#
Pre-provision net revenue **
#
ROA
#
Effective tax rate
#
Asset Quality:
Net charge-offs
Loan loss allowance
^
Nonperforming assets
^
Category
Fifth Third: Outlook
2013 Outlook
#
$82.7B
$78.1B
2012-Adjusted
#
Outlook as of October 17, 2013;
please see cautionary statement on slide 2 for risk factors related to forward-looking statements
Mid single digit growth
Mid single digit growth
Down ~$225MM-250MM (<0.55%
^^
)
Lower vs. 4Q12
Down ~25% vs. 4Q12
$3.6B
3.55% (3.31% 3Q13)
$2.7B
$3.9B
$2.4B
~1.25%
~28.5%
9.51%
$704MM (0.85%
^^
)
$1.9B (2.16%)
$1.3B (1.49%)
Consistent with 4Q12
~3.33% +/-
Consistent with FY2012
Consistent with FY2012
Consistent with FY2012
~1.25% +/-
~29%
Consistent with FY2012
Tier 1 common equity**
^^^
# 2012 results exclude a net $305 million benefit from gains on Vantiv share issuance, Vantiv warrants, and Vantiv debt refinancing costs as well as $169 million in FHLB and TruPS debt extinguishment costs. 2013 outlook does not include Vantiv share sale and warrant gains totaling $443 million or potential but currently unforecasted items, such as any potential additional Vantiv gains, future capital actions, or change in regulatory guidance for treatment of Chapter 7 bankrupt borrowers.
.
* Presented on a fully-taxable equivalent basis.
** Non-GAAP measure; see Reg. G reconciliation on slides 28-29.
^ Ratio as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review in each period.
^^ As a percentage of loans and leases.
^^^ Current period capital ratios estimated. Tier 1 common equity ratio outlook assumes generally stable common equity levels managed through asset growth and share repurchases.
Repurchases subject to ongoing evaluation under the Federal Reserve’s CCAR process.

17 © Fifth Third Bank | All Rights Reserved Appendix

© Fifth Third Bank | All Rights Reserved
Mortgage banking results
– MSR valuation adjustments of positive
$23 million partially offset by lower gains
on sale
– Gains down 50% due to lower gain on
sale margins and lower origination
volumes
– Gain on sale margins declined
significantly due to rising mortgage
rates; pressure moderated in second half
of the quarter
– Impact of higher mortgage rates
– Competitive pressure on industry
margins
– Lower HARP volumes
Mortgage originations and gain-on-sale margin*
Mortgage Banking Net Revenue ($MM)
*Gain-on-sale margin represents gains on all loans originated for sale.
Note:  numbers may not sum due to rounding
$233
$200
$258
$220
$121
• 3Q13 mortgage components
• Expect lower mortgage gain on sale
revenue on lower volume due to:
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
$0
$1
$2
$3
$4
$5
$6
$7
$8
3Q12 4Q12 1Q13 2Q13 3Q13
Originations for sale Originations HFI Margin*
($B)
• Potential for better mortgage servicing
results as rates increase
226
239
169
150
74
62
64
61
62
63
(48) (52)
(53)
(51)
(39)
(40)
7
42
73
23
3Q12 4Q12 1Q13 2Q13 3Q13
Orig fees and gains on loan sales Gross servicing fees
Servicing rights amortization MSR valuation adjustments

© Fifth Third Bank | All Rights Reserved
European Exposure
Sovereigns
Financial
Institutions
Non-Financial
Institutions Total
Total Funded Total Funded Total Funded Total Funded
($ in millions) Exposure Exposure Exposure Exposure Exposure Exposure Exposure
(a)
Exposure
Peripheral Europe
(b)
$ - - 10 - 183 107 193 107
Other Eurozone
(c)
- - 45 25 1,847 1,107 1,892 1,132
Total Eurozone - - 55 25 2,030 1,214 2,085 1,239
Other Europe
(d)
- - 118 14 879 522 997 536
Total Europe $ - - 173 39 2,909 1,736 3,082 1,775
European Exposure
(a)  Total exposure includes funded and unfunded commitments, net of collateral; funded exposure excludes unfunded exposure
(b)  Peripheral Europe includes Greece, Ireland, Italy, Portugal and Spain
(c)  Eurozone includes countries participating in the European common currency (Euro)
(d)  Other Europe includes European countries not part of the Euro (primarily the United Kingdom and Switzerland)
Data above includes exposure to U.S. subsidiaries of Europe-domiciled companies
z
• International exposure primarily related to trade finance and financing activities of U.S. companies with foreign parent or overseas activities of U.S. customers
• No European sovereign exposure (total international sovereign exposure $3MM)
• Total exposure to European financial institutions <$200MM
• Total exposure to five peripheral Europe countries ~$200MM
• ~$1.2B in funded exposure to Eurozone-related companies (~1% of total loan portfolio)
z

© Fifth Third Bank | All Rights Reserved
Available and contingent borrowing capacity (3Q13):
– FHLB ~$9B available, ~$11B total
– Federal Reserve ~$28B
Holding Company cash at 9/30/13: $1.9B
Cash currently sufficient to satisfy all fixed
obligations in a stressed environment for over 2
years (debt maturities, common and preferred
dividends, interest and other expenses) without
accessing capital markets; relying on dividends
from subsidiaries or any other discretionary
actions
Holding company unsecured debt maturities ($MM)
Bank unsecured debt maturities ($MM – excl. Brokered CDs)
Heavily core funded
Strong liquidity profile
S-T
wholesale
9%
$1,458
$62
$500
$700
$600
2013 2014 2015 2016 2017 2018 2019 on
Demand
24%
Interest
checking
19%
Savings/
MMDA
22%
Consumer
time
3%
Foreign
Office
1%
Non-Core
Deposits
6%
S-T
borrowings
3%
Other
liabilities
4%
Equity
12%
L-T debt
6%
$1,250
$500
$500
$2,312
2013 2014 2015 2016 2017 2018 2019 on
Fifth Third Bancorp Fifth Third Capital Trust (Bancorp)

© Fifth Third Bank | All Rights Reserved
Troubled debt restructurings overview
Successive improvement in vintage performance during
2008 and 2009 as volume of modification increased
Of $1.8B in consumer TDRs, $1.7B were on accrual
status and $138MM were nonaccruals
— $1.2B of TDRs are current and have been on the
books 6 or more months; within that, ~$1B of
TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
Source:  Fifth Third and OCC/OTS data through 1Q13
* Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)
$1.4B current consumer TDRs (%)
$1.2
billion
10%
10%
12%
9%
59%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months
TDR performance has improved in newer vintages
Mortgage TDRs that are past due 60 days or more trend by vintage*
22%
36%
17%
12%
10%
3%
2008
2009
2010
2011
2012
2013
0%
5%
10%
15%
20%
25%
30%
35%
6 12 18
Months Since Modification
2008 2009 2010 2011 2012
Mortgage TDR Volume by Vintage

© Fifth Third Bank | All Rights Reserved
Commercial & industrial
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 44% of total loans and 40% of net charge-offs
• FL represented 6% of loans, 25% of 3Q13 losses
* Excludes loans held-for-sale.
($ in millions) 3Q12 4Q12 1Q13 2Q13 3Q13
EOP Balance* $33,344 $36,038 $36,757 $37,856 $38,253
Avg Loans* $33,111 $34,301 $36,395 $37,630 $38,133
90+ days delinquent $1 $1 $1 - $3
as % of loans NM NM NM NM 0.01%
NPAs* $406 $352 $332 $361 $321
as % of loans 1.22% 0.98% 0.90% 0.95% 0.84%
Net charge-offs $29 $36 $25 $33 $44
as % of loans 0.36% 0.42% 0.28% 0.35% 0.46%
C&I
MI
8%
OH
14%
IN
5%
IL
13%
KY
3%
TN
5%
NC
4%
Other /
National
42%
FL
6%
Accommodation
3%
Auto
Manufacturing
1%
Construction
3%
Finance &
Insurance
14%
Manufacturing
22%
Real Estate
3%
Retail Trade
4%
Auto Retailers
2%
Wholesale
Trade
10%
Other
38%

© Fifth Third Bank | All Rights Reserved
($ in millions) 3Q12 4Q12 1Q13 2Q13 3Q13
EOP Balance* $9,348 $9,103 $8,766 $8,443 $8,052
Avg Loans* $9,567 $9,193 $8,965 $8,618 $8,273
90+ days delinquent $22 $22 - - -
as % of loans 0.24% 0.24% NM NM NM
NPAs* $489 $434 $409 $355 $296
as % of loans 5.15% 4.69% 4.59% 4.15% 3.62%
Net charge-offs $28 $17 $26 $10 $2
as % of loans 1.15% 0.70% 1.18% 0.50% 0.14%
Commercial mortgage
Commercial mortgage
Loans by geography Credit trends
Loans by industry Comments
• Commercial mortgage loans represented 9% of total loans
and 2% of net charge-offs
• Owner occupied 3Q13 NCO ratio of 0.3%, non-owner
occupied 3Q13 NCO ratio of (0.1%)
• Loans from FL/MI represented 38% of portfolio loans, 53% of portfolio losses in 3Q13
* Excludes loans held-for-sale.
MI
24%
OH
27%
IN
6%
IL
10%
KY
3%
TN
2%
NC
5%
Other /
National
9%
FL
14%
Accommodation
6%
Auto
Manufacturing
< 1%
Construction
5%
Finance &
Insurance
3%
Manufacturing
8%
Real Estate
37%
Retail Trade
5%
Auto Retailers
4%
Wholesale
Trade
4%
Other
28%

FIFTH THIRD BANK

FL
9%
MI
10%
OH
20%
IN
3%
IL
12%
KY
2%
TN
3%
NC
4%
Other / National
37%

Accommodation
2%
Construction
14%
Finance & Insurance
3%
Manufacturing
2%
Real estate
62%
Retail Trade
1%
Auto Retailers
1%
Wholesale Trade
1%
Other
14%

© Fifth Third Bank | All Rights Reserved
($ in millions) 3Q12 4Q12 1Q13 2Q13 3Q13
EOP Balance* $672 $698 $694 $754 $875
Avg Loans* $742 $686 $695 $713 $793
90+ days delinquent - $1 - - -
as % of loans NM 0.14% NM NM NM
NPAs* $110 $88 $78 $69 $62
as % of loans 15.77% 12.37% 11.12% 8.88% 6.86%
Net charge-offs $4 $4 $3 - ($2)
as % of loans 2.29% 1.91% 1.44% (0.04%) (1.16%)
Commercial construction
Commercial construction
Loans by geography Credit trends
Loans by industry Comments
• Commercial construction loans represented 1% of total loans and increased 16% from 2Q13
• Loans from FL/MI represented 19% of portfolio loans
* Excludes loans held-for-sale.

FIFTH THIRD BANK

Other / National 1%
FL 2%
MI 16%
NC 11%
TN 6%
KY 4%
IL 11%
IN 7%
OH 42%

C&I 25%
Commercial construction 30%
Commercial mortgage 45%

© Fifth Third Bank | All Rights Reserved
($ in millions) 3Q12 4Q12 1Q13 2Q13 3Q13
EOP Balance* $376 $318 $309 $285 $226
90+ days delinquent - - - - -
as % of loans NM NM NM NM NM
NPAs* $104 $88 $79 $63 $53
as % of loans 23.96% 24.19% 22.44% 22.00% 20.85%
Net charge-offs $3 - $1 ($1) ($1)
as % of loans 2.85% 0.28% 1.57% (0.84%) (0.96%)
Homebuilders/developers
Homebuilders/developers
(included in previous slides)
Loans by geography Credit trends
Loans by industry Comments
• Originations of builder/developer loans suspended in 2007
• Remaining portfolio balance of $226MM, down 93% from
peak of $3.3B in 2Q08; represents <1% of total loans and
<1% of commercial loans
• $53MM of NPAs (61% commercial mortgage, 27%
commercial construction, 12% C&I)
* Excludes loans held-for-sale.

FL
13%
MI
15%
Other / National
13%
OH
25%
NC
5%
TN
2%
KY
6%
IL
13%
IN
8%

© Fifth Third Bank | All Rights Reserved
($ in millions) 3Q12 4Q12 1Q13 2Q13 3Q13
EOP Balance* $11,708 $12,017 $12,091 $12,400 $12,534
Avg Loans* $11,578 $11,846 $12,096 $12,260 $12,486
90+ days delinquent $76 $75 $74 $71 $73
as % of loans 0.65% 0.62% 0.61% 0.57% 0.58%
NPAs* $317 $290 $275 $255 $229
as % of loans 2.71% 2.41% 2.27% 2.06% 1.83%
Net charge-offs $26 $23 $20 $15 $12
as % of loans 0.90% 0.77% 0.69% 0.48% 0.39%
Residential mortgage
Residential mortgage
1     liens: 100%; weighted average LTV: 72.6%
Weighted average origination FICO: 753
Origination FICO distribution:  <660 6%; 660-689 5%; 690-719 9%;
720-749 14%; 750+ 57%; Other^ 9%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 39%; 70.1-80 36%; 80.1-90 7%;
90.1-95 4%; >95 14%
Vintage distribution: 2013: 19%; 2012 24%; 2011 16%; 2010 8%;
2009 4%; 2008 4%; 2007 5%; 2006 5%; 2005 7%; 2004 and prior
8%
13% originated through broker; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
• Residential mortgage loans represented 14% of total loans
and 11% of net charge-offs
• FL portfolio 13% of residential mortgage loans and 23% of
portfolio losses; MI portfolio 15% of residential mortgage
loans and 15% of portfolio losses
st

FL
3%
MI
22%
Other
18%
NC
1%
TN
2%
KY
6%
IL
13%
IN
10%
OH
25%

FL
9%
Other
1%
NC
5%
MI
20%
TN
1%
KY
8%
IL
14%
IN
9%
OH
33%

© Fifth Third Bank | All Rights Reserved
Home equity loans represented 11% of total loans and 17% of net charge-offs
Approximately 13% of portfolio in broker product generated 31% total loss
Approximately one third of Fifth Third 2 liens are behind Fifth Third
1    liens
2005/2006 vintages represent approximately 25% of portfolio; account for 45% of losses
Home equity
1     liens: 33%; 2nd liens: 67%
Weighted average origination FICO: 751
Origination FICO distribution^: <660 3%; 660-689 7%; 690-719 12%;
720-749 17%; 750+ 53%; Other 8%
Average CLTV: 73%; Origination CLTV distribution: <=70 40%;
70.1-80 23%; 80.1-90 19%; 90.1-95 6%; >95 12%
Vintage distribution: 2013: 5%; 2012 5%; 2011 3%; 2010 3%; 2009
4%; 2008 10%; 2007 10%; 2006 13%; 2005 12%; 2004 and prior 35%
% through broker channels: 13% WA FICO: 734 brokered, 754 direct;
WA CLTV: 88% brokered; 71% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
($ in millions) 3Q12 4Q12 1Q13 2Q13 3Q13
EOP Balance* $1,414 $1,366 $1,321 $1,275 $1,231
90+ days delinquent $16 $14 $13 $11 $11
as % of loans 1.16% 1.05% 1.02% 0.89% 0.88%
Net charge-offs $13 $12 $10 $7 $6
as % of loans 3.62% 3.48% 3.08% 2.30% 1.91%
Home equity - brokered
($ in millions) 3Q12 4Q12 1Q13 2Q13 3Q13
EOP Balance* $8,824 $8,652 $8,406 $8,256 $8,125
90+ days delinquent $49 $44 $40 $37 $35
as % of loans 0.55% 0.50% 0.47% 0.44% 0.43%
Net charge-offs $24 $22 $20 $16 $13
as % of loans 1.09% 1.01% 0.93% 0.76% 0.64%
Home equity - direct
st
st
nd

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
September June March December September
2013 2013 2013 2012 2012
Income before income taxes (U.S. GAAP) $604 $841 $591 $540 $503
Add: Provision expense (U.S. GAAP) 51 64 62 76 65
Pre-provision net revenue (a) 655 905 653 616 568
Net income available to common shareholders (U.S. GAAP) 421                             582                             413                             390                             354
Add: Intangible amortization, net of tax 1                                 1                                 1                                 2                                 2
Tangible net income available to common shareholders 422                             583                             414                             392                             356
Tangible net income available to common shareholders (annualized) (b) 1,674                         2,338                         1,679                         1,559                         1,416
Average Bancorp shareholders' equity (U.S. GAAP) 14,440                       14,221                       13,779                       13,855                       13,887
Less: Average preferred stock (593)                           (717)                           (398)                           (398)                           (398)
Average goodwill (2,416)                        (2,416)                        (2,416)                        (2,417)                        (2,417)
Average intangible assets (22)                              (24)                              (26)                              (28)                              (31)
Average tangible common equity (c) 11,409                       11,064                       10,939                       11,012                       11,041
Total Bancorp shareholders' equity (U.S. GAAP) 14,641                       14,239                       13,882                       13,716                       13,718
Less:  Preferred stock (593)                           (991)                           (398)                           (398)                           (398)
Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,417)
Intangible assets (21)                              (23)                              (25)                              (27)                              (30)
Tangible common equity, including unrealized gains / losses (d) 11,611                       10,809                       11,043                       10,875                       10,873
Less: Accumulated other comprehensive income / loss (218)                           (149)                           (333)                           (375)                           (468)
Tangible common equity, excluding unrealized gains / losses (e) 11,393                       10,660                       10,710                       10,500                       10,405
Total assets (U.S. GAAP) 125,673                     123,360                     121,382                     121,894                     117,483
Less:  Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,417)
Intangible assets (21)                              (23)                              (25)                              (27)                              (30)
Tangible assets, including unrealized gains / losses (f) 123,236                     120,921                     118,941                     119,451                     115,036
Less: Accumulated other comprehensive income / loss, before tax (335)                           (229)                           (512)                           (577)                           (720)
Tangible assets, excluding unrealized gains / losses (g) 122,901                     120,692                     118,429                     118,874                     114,316
Common shares outstanding (h) 887                             851                             875                             882                             897
Ratios:
Return on average tangible common equity (b) / (c) 14.7% 21.1% 15.4% 14.1% 12.8%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 9.27% 8.83% 9.03% 8.83% 9.10%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.42% 8.94% 9.28% 9.10% 9.45%
Tangible book value per share (d) / (h) 13.09 12.69 12.62 12.33 12.12
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
September June March December September
2013 2013 2013 2012 2012
Total Bancorp shareholders' equity (U.S. GAAP) $14,641 $14,239 $13,882 $13,716 $13,718
Goodwill and certain other intangibles (2,492)                        (2,496)                        (2,504)                        (2,499)                        (2,504)
Unrealized gains (218)                           (149)                           (333)                           (375)                           (468)
Qualifying trust preferred securities 810                             810                             810                             810                             810
Other 21                               22                               23                               33                               38
Tier I capital 12,762                       12,426                       11,878                       11,685                       11,594
Less: Preferred stock (593)                           (991)                           (398)                           (398)                           (398)
Qualifying trust preferred securities (810)                           (810)                           (810)                           (810)                           (810)
Qualifying noncontrolling interest in consolidated subsidiaries (39)                              (38)                              (38)                              (48)                              (51)
Tier I common equity (a) 11,320                       10,587                       10,632                       10,429                       10,335
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 114,472                     112,285                     109,626                     109,699                     106,858
Ratio:
Tier I common equity (a) / (b) 9.89% 9.43% 9.70% 9.51% 9.67%
Basel III - Estimated Tier 1 common equity ratio
September June
2013 2013
Tier 1 common equity (Basel I) $11,320 $10,587
Add: Adjustment related to Capital components $88 $86
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) $11,408 $10,673
Add: Adjustment related to AOCI $218 $149
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) $11,626 $10,822
Estimated risk-weighted assets under final Basel III rules (e) 120,322                     117,366
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.48% 9.09%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.66% 9.22%
(c), (d)
(e)
Under the final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier 1 common equity. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capial; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.
For the Three Months Ended